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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 31, 2001
                                                 ------------------------------

                                AstroPower, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 000-23657                    51-0315860
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

                     Solar Park, Newark, Delaware 19716-2000
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:       302-366-0400
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On July 31, 2001, registrant issued a news release announcing that it has signed an agreement to acquire Aplicaciones Tecnicas de la Energia, S.A., a privately held company based in Valencia, Spain. A copy of the news release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1   News Release dated July 31, 2001



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       AstroPower, Inc.
                                                         (Registrant)


Date       August 1, 2001                    By:   /s/ Thomas J. Stiner
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                                                       Thomas J. Stiner,
                                                  Senior Vice President and
                                                   Chief Financial Officer